As filed with the Securities and Exchange Commission on May 11, 2009 Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

COMPELLENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	37-1434895
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Compellent Technologies, Inc.
7625 Smetana Lane
Eden Prairie, Minnesota 55344
(952) 294-3300

(Address of principal executive offices and zip code)
2007 Equity Incentive Plan
2007 Employee Stock Purchase Plan

(Full title of the plans)
Philip E. Soran
Chairman, President and Chief Executive Officer
7625 Smetana Lane
Eden Prairie, Minnesota 55344
(952) 294-3300

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Mark P. Tanoury, Esq.
Nicole C. Brookshire, Esq.
Cooley Godward Kronish llp
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306
(650) 843-5000

Indicate by a check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):
Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐
CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount to be	Offering	Aggregate	Amount of
to be Registered	Registered(1)	Price Per Share(2)	Offering Price(2)	Registration Fee
Common Stock, par value $0.001 per share	1,692,278 shares	$10.22	$17,295,081.16	$965.07

(1)	Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s common stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s common stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s common stock as reported on The New York Stock Exchange on May 6, 2009, in accordance with Rule 457(c) of the Securities Act.
The chart below details the calculation of the registration fee:

	Number of	Offering Price
Title of Securities to be Registered (1)	Shares	Per Share(2)	Aggregate Offering Price

Common Stock, par value $0.001 per share, reserved for future issuance under the 2007 Equity Incentive Plan	1,230,748	$10.22	$12,578,244.56

Common Stock, par value $0.001 per share, reserved for future issuance under the 2007 Employee Stock Purchase Plan	461,530	$10.22	$4,716,836.60

Total	1,692,278

Proposed Maximum Aggregate Offering Price			$17,295,081.16

Registration Fee			$965.07

EXPLANATORY NOTE
     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 1,230,748 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2007 Equity Incentive Plan and (ii) 461,530 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2007 Employee Stock Purchase Plan for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plans is effective.
INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
STATEMENTS ON FORM S-8
     The contents of the (i) Registration Statement on Form S-8 (File No. 333-146612), filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2007, and the Registration Statement on Form S-8 (File No. 333-153603), filed with the SEC on August 18, 2008 are incorporated by reference herein.

2.

EXHIBITS

Exhibit
Number	Description
3.1(1)	Amended and Restated Certificate of Incorporation of Compellent Technologies, Inc.

3.2(2)	Amended and Restated Bylaws of Compellent Technologies, Inc.

4.1(3)	Specimen common stock certificate.

4.2	Reference is made to Exhibits 3.1 through 3.2 above.

5.1	Opinion of Cooley Godward Kronish llp.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish llp. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(4)	2007 Equity Incentive Plan.

99.2(5)	2007 Employee Stock Purchase Plan.

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (No. 001-33685), dated October 15, 2007, and filed with the SEC on October 16, 2007, and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

(3)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

(4)	Previously filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

(5)	Previously filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

3.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on this 11th day of May, 2009.

Compellent Technologies, Inc.
By:	/s/ Philip E. Soran
Philip E. Soran
Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY
     Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints Philip E. Soran and John R. Judd, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, August lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Philip E. Soran Philip E. Soran	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	May 11, 2009

/s/ John R. Judd John R. Judd	Chief Financial Officer (Principal Financial and Accounting Officer)	May 11, 2009

/s/ John P. Guider John P. Guider	Chief Operating Officer and Director	May 11, 2009

/s/ Charles Beeler Charles Beeler	Director	May 11, 2009

/s/ Neel Sarkar Neel Sarkar	Director	May 11, 2009

/s/ R. David Spreng R. David Spreng	Director	May 11, 2009

/s/ Sven A. Wehrwein Sven A. Wehrwein	Director	May 11, 2009

/s/ Duston M. Williams Duston M. Williams	Director	May 11, 2009

4.

EXHIBITS

Exhibit
Number	Description
3.1(1)	Amended and Restated Certificate of Incorporation of Compellent Technologies, Inc.

3.2(2)	Amended and Restated Bylaws of Compellent Technologies, Inc.

4.1(3)	Specimen common stock certificate.

4.2	Reference is made to Exhibits 3.1 through 3.2 above.

5.1	Opinion of Cooley Godward Kronish llp.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish llp. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(4)	2007 Equity Incentive Plan.

99.2(5)	2007 Employee Stock Purchase Plan.

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (No. 001-33685), dated October 15, 2007, and filed with the SEC on October 16, 2007, and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

(3)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

(4)	Previously filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

(5)	Previously filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-144255), originally filed with the SEC on July 2, 2007, and incorporated by reference herein.

5.